UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Ominto, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Ominto, Inc.

1515 S. Federal Highway, Suite 307

Boca Raton, FL 33432

561-362-2393

Dear Stockholder:

You are invited to attend the 2017 Annual Meeting of Stockholders of Ominto, Inc. which will be held on Tuesday, June 20, 2017, 10:00 a.m., local time, at our offices at 1515 S. Federal Highway, Suite 307, Boca Raton, Florida 33432.

Details regarding the meeting and the business to be conducted are described in the accompanying proxy statement. In addition to considering the matters described in the proxy statement, we will report on matters of interest to our stockholders.

Whether or not you plan to attend the meeting, we encourage you to vote as soon as possible to ensure that your shares are represented at the meeting. The attached proxy statement explains more about proxy voting, so please read it carefully.

We look forward to your continued support.

Sincerely,

/s/ Michael Hansen.
Michael Hansen
Chief Executive Officer

May 18, 2017

May 18, 2017

1515 S. Federal Highway, Suite 307

Boca Raton, Florida 33432

It is important that your shares be represented at the 2017 Annual Meeting of Stockholders of Ominto, Inc. regardless of the number of shares you hold. Whether or not you expect to attend the meeting in person, please complete, date, sign and return the accompanying proxy card in the enclosed envelope to ensure the presence of a quorum at the meeting. Even if you have voted by proxy, and you attend the meeting, you may, if you prefer, revoke your proxy and vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you will not be permitted to vote in person at the meeting unless you first obtain a legal proxy issued in your name from the record holder.

This proxy statement is dated May 18, 2017 and is going to be first mailed to stockholders of Ominto, Inc. on or about May 22, 2017. This proxy statement contains information on matters to be voted upon at the 2017 Annual Meeting of Stockholders of Ominto, Inc. or any adjournments of that meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to
Be Held on Tuesday, June 20, 2017 at our offices at 1515 S. Federal Highway, Suite 307, Boca Raton, Florida 33432.

The proxy statement and 2016 annual report to stockholders are available at ir.ominto.com on the Investor Relations page.

PROXY STATEMENT FOR THE
2017 ANNUAL MEETING OF STOCKHOLDERS

Ominto, Inc. (“we”, “us”, “our”, “Ominto”, or the “Company”) is providing these proxy materials in connection with the 2017 Annual Meeting of Stockholders of Ominto, Inc. (the “2017 Meeting”). This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the 2017 Meeting.

QUESTIONS AND ANSWERS ABOUT THE 2017 MEETING

Q:	When and where is the 2017 Meeting?

A:	The 2017 Meeting is being held at on Tuesday, June 20, 2017, 10:00 a.m., local time, at our offices at 1515 S. Federal Highway, Suite 307, Boca Raton, Florida 33432. Driving directions to the 2017 Meeting may be obtained by contacting the Company at 561-362-2393.

Q:	Who is entitled to vote at the 2017 Meeting?

A:	Holders of Ominto, Inc.’s common stock, par value $0.001 per share (“Common Stock”), at the close of business on May 12, 2017, the record date for the 2017 Meeting (the “Record Date”) established by our board of directors (the “Board”), are entitled to receive notice of the 2017 Meeting (the “Meeting Notice”), and to vote their shares at the 2017 Meeting and any related adjournments or postponements thereof. The Meeting Notice, proxy statement and form of proxy card are first expected to be made available to stockholders on or about May 22, 2017.

As of the close of business on the Record Date, there were 16,755,077 shares of our Common Stock outstanding and entitled to vote. Holders of our Common Stock are entitled to one (1) vote per share at the 2017 Meeting, and holders of our Super Voting Preferred Stock are entitled to forty (40) votes per share. Holders of the Common Stock are collectively referred to herein as the Company’s “stockholders.” At the 2017 Meeting, there will be a total of 24,455,077 possible votes with respect to the outstanding shares of capital stock entitled to vote at the Meeting.

Q:	Who can attend the 2017 Meeting?

A:	Admission to the 2017 Meeting is limited to:

●	stockholders as of the close of business on the Record Date, May 12, 2017;

●	holders of valid proxies for the 2017 Meeting; and

●	the Company’s invited guests.

For admission into the 2017 Meeting, each stockholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the Record Date.

Q:	Can I vote my shares by filling out and returning the Meeting Notice?

A:	No. The Meeting Notice identifies the items to be voted on at the 2017 Meeting, but you cannot vote by marking the Meeting Notice and returning it.

Q:	What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A:	If your shares are registered in your name as evidenced and recorded in the stock ledger maintained by the Company and our transfer agent, you are a stockholder of record. If your shares are held in the name of your broker, bank or other nominee, these shares are held in “street name”.

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If you are a stockholder of record and you have requested printed proxy materials, we have enclosed a proxy card for you to use. If you hold your shares in street name through one or more banks, brokers or other nominees, you will receive the Meeting Notice, together with voting instructions, from the record holder third party or parties through which you hold your shares. If you requested printed proxy materials, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing the broker, bank or other nominee regarding how to vote your shares.

Q:	What are the quorum requirements for the 2017 Meeting?

A:	The presence in person or by proxy of at least a majority of the issued and outstanding shares entitled to vote at the 2017 Meeting constitutes a quorum. Your shares will be counted as present at the 2017 Meeting for purposes of determining whether there is a quorum if a proxy card has been properly submitted by you or on your behalf, or you vote in person at the 2017 Meeting. Abstaining votes and broker non-votes are counted for purposes of establishing a quorum.

Q:	What matters will the stockholders vote on at the 2017 Meeting?

The stockholders will vote on the following proposals:

●	Proposal 1. Election of Directors. To elect six (6) members of our Board, each to hold office until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified.

●	Proposal 2. Approval of the 2017 Omnibus Incentive Plan. To approve the 2017 Omnibus Incentive Plan.

Q:	What vote is required to approve these proposals?

A:	Provided a quorum is present, the following are the voting requirements for each proposal:

●	Proposal 1. Election of Directors. Each of the six (6) nominees who receives the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy shall be elected.

●	Proposal 2. Approval of the 2017 Omnibus Incentive Plan. The 2017 Omnibus Incentive Plan will be approved if stockholders holding a majority of the Common Stock having voting power present in person or represented by proxy vote in favor of the 2017 Omnibus Incentive Plan.

Q:	What are the Board’s voting recommendations?

A:	Our Board recommends that you vote your shares:

●	“FOR” the six (6) directors nominated by our Board as directors, each to serve until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified;

●	“FOR” the approval of the 2017 Omnibus Incentive Plan; and

Q:	How do I vote?

A:	You may vote by any of the following methods:

●	In Person. Stockholders of record and beneficial stockholders with shares held in street name may vote in person at the 2017 Meeting. If you hold shares in street name, you must obtain a proxy from the stockholder of record authorizing you to vote your shares and bring it to the meeting along with proof of beneficial ownership of your shares. A photo I.D. is required to vote in person.

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●	By mail. If you elected to receive printed proxy materials by mail, you may vote by signing and returning the proxy card provided to the principal executive offices of the Company at 1515 S. Federal Highway, Suite 307, Boca Raton, Florida 33432, Attention: Matthew Cohen, General Counsel. Please allow sufficient time for mailing if you decide to vote by mail.

●	By internet or telephone. You may also vote over the internet at www.proxyvote.com or by telephone at 800-690-6903. Please see your proxy card for voting instructions.

Q:	How can I change or revoke my vote?

A:	You may change your vote as follows:

●	Stockholders of record. You may change or revoke your vote by submitting a written notice of revocation to Ominto, Inc., 1515 S. Federal Highway, Suite 307, Boca Raton, Florida 33432, Attention: Matthew Cohen, General Counsel, or by submitting another proxy card before the conclusion of the 2017 Meeting. For all methods of voting, the last vote cast will supersede all previous votes.

●	Beneficial owners of shares held in street name. You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other nominee.

Q:	What if I do not specify a choice for a matter when returning a proxy?

A:	Your proxy will be treated as follows:

Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

Beneficial owners of shares held in street name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”

Q:	Which ballot measures are considered “routine” or “non-routine”?

A:	The election of directors (“Proposal 1”) and the approval of our 2017 Omnibus Incentive Plan (“Proposal 2”) are considered non-routine matters. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1 and 2.

Q:	Could other matters be decided at the 2017 Meeting?

A:	As of the date of the filing of this proxy statement, we were not aware of any matters to be raised at the 2017 Meeting other than those referred to in this proxy statement.

If other matters are properly presented at the 2017 Meeting for consideration, the proxy holders for the 2017 Meeting will have the discretion to vote on those matters for stockholders who have submitted a proxy card.

Q:	How are proxies solicited and what is the cost?

A:	We are making, and we will bear all expenses incurred in connection with the solicitation of proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, letter, facsimile or in person. Following the original mailing of the Meeting Notice, we will request brokers, custodians, nominees and other record holders to forward their own notice and, upon request, to forward copies of the proxy statement and related soliciting materials to persons for whom they hold shares of our capital stock and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.

Q:	What should I do if I have questions regarding the 2017 Meeting?

A:	If you have any questions about the 2017 Meeting, would like to obtain directions to be able to attend the 2017 Meeting and vote in person or would like additional copies of any of the documents referred to in this proxy statement, you should call our Investor Relations department at 561-362-2393.

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PROPOSAL 1 - ELECTION OF DIRECTORS

General

At the 2017 Meeting, a board of six (6) directors will be elected, each to hold office until succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board). Information concerning all director nominees appears below. Management does not anticipate that any of the persons named below will be unable or unwilling to stand for election. All of the Board’s nominees are incumbent directors of the Company.

Information Concerning Director Nominees

Background information about the Board’s nominees for election, as well as information regarding additional experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve on the Board, is set forth below:

Michael Hansen. Michael Hansen, 47, is the Chief Executive Officer and Founder of the Company. Mr. Hansen was re-appointed as Chief Executive Officer on June 1, 2016. From September 15, 2015 to June 1, 2016, he served as the Executive Vice President, Development of the Company and a director on the Board. He served as President and Chief Executive Officer of the Company's predecessor and served the same roles for the Company from 2003 until May, 2015, until the appointment of Ivan Braiker as President and Chief Executive Officer. From May 2015 to September 2015, Mr. Hansen was Ominto’s chief strategist and conceptual developer. Early in his career, Mr. Hansen gained experience from his work in a variety of internationally recognized creative environments. Mr. Hansen holds a degree in mechanical engineering and in the late eighties and early nineties worked as a developer for the Danfoss Group. Later, he was recruited by LEGO and was responsible for theme world development, spending much of his time designing and creating the highly successful Space Lego product line, which later developed into the Star Wars products. In 1996, he commenced his entrepreneurial career by developing a successful chain of Mexican themed franchise restaurants which he sold in 1999 to pursue a career in the network marketing industry where he achieved the highest sales associate ranking available in two, US-based network marketing companies in telecommunications and financial services.

Gary S. Baughman. Gary S. Baughman, 70, has served as a director since June 2015. During the last ten years he has been associated with a number of private equity firms including Centre Partners and Golub Capital, headquartered in New York City, Westar Capital in Costa Mesa California, and Gauge Capital, in Southlake, Texas. From 2009 to 2012 Mr. Baughman served as a mission president for The Church of Jesus Christ of Latter-Day Saints in Europe. From 2002 to 2008 Mr. Baughman was Chairman and CEO of Petmate, Inc., which was then largest non-food pet product company in America. Prior to joining Petmate, Mr. Baughman was CEO of Fisher-Price, a wholly owned subsidiary of Mattel, Inc., where he led the company through a turnaround and return to profitability. Before joining Fisher-Price, he was CEO of Tyco Toys, Inc., then the world’s third largest toy company. Prior to joining Tyco, Mr. Baughman was President of the Little Tikes Co., a division of Rubbermaid, Inc. His executive background also includes being President of Evenflo Products Co., one of the world’s leading producers of juvenile products, where he led the company through a turnaround in sales and earnings. He received his Bachelor of Arts degree from BYU and an MBA from the University of Michigan.

Gregory J. Newell. Gregory J. Newell, 67, has served as a director since June 2015. He is currently President and Chief Executive Officer of International Commerce Development Corporation (ICDC), which he founded in 1993. ICDC has provided accelerated growth strategies and execution plans for 80+ domestic and international clients. He has successfully conducted business in 90+ countries across the world. Previously, Mr. Newell served at the White House as a Special Assistant to the President, and later at the U.S. Department of State as U.S. Assistant Secretary of State for International Organization Affairs, and as an American Ambassador posted in Stockholm, Sweden.

Mitchell C. Hill. Mitchell C. Hill, 58, has served as a director since June 2015. From June 2015 until February 2016 Mr. Hill served as Chair of the Audit Committee. On January 26, 2016, Mr. Hill was elected as Interim Chief Executive Officer, where he served until June 1, 2016. After June 1, 2016 and through the present, Mr. Hill has served in an Executive Director role where he assists Mr. Hansen and the Board in various leadership, financial and operational responsibilities. He is the Co-Founder and Chief Financial Officer of Fortunato Capital Management, Inc., a real estate private equity firm. Prior to Fortunato, from 2013 to 2015, Mr. Hill was Executive Vice President and CFO of Alphaeon, Inc., a portfolio company of Strathspey Crown, LLC. Mr. Hill has an extensive and successful track record with private equity and venture capital-backed firms including his service as CFO of Cameron Health, Inc. from 2010 to 2012 (sold to Boston Scientific) and Visiogen Inc. from 2008-2010 (sold to Abbott Medical Optics). Earlier in his career, he was President and CFO of Buy.com Inc., a high-profile pioneer in early e-commerce solutions with annual sales of approximately $800 million, and Senior Vice President and CFO of Walt Disney Imagineering, a 3,000 person creative, technical and real estate/theme park development company. Mr. Hill also worked in the investment banking division of Goldman Sachs. Throughout his career he has supported startup launches, and has transformed companies from R&D phases and private capitalization to commercialization with manufacturing, marketing and sales, including preparation for initial public offerings. Mr. Hill received his MBA from Harvard Graduate School of Business Administration and his B.S. in Accounting, summa cum laude, from Brigham Young University.

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Peter H. Harris. Peter H. Harris, 53, has served as a director since June 2015. Since 2013, Mr. Harris has served as the CEO and since May of 2017, has served as Executive Chairman of Spartan Education Group, the parent company of colleges that provide training in aviation maintenance, flight and related fields. During his career, he has held the position of CEO or COO at several companies owned by private equity firms, including the largest provider of domestic executive office suites, a national staffing firm, and the largest owner and operator of Jiffy Lube stores. His most recent CEO roles were at Eagle Hospital Physicians, a provider of hospitalist physician practice management services in more than 15 States in 2013; Pacific Interpreters, a provider of telephonic interpretation services in more than 200 languages for premier healthcare organizations from 2011 to 2012); and Active Day, the nation’s largest independent adult day services provider from 2009 to 2011. Mr. Harris first served as a corporate officer while working for the largest provider of hospice care in the US. In addition to executive roles at portfolio companies, he has served as a board member for more than a dozen companies across a wide range of industries. He is a seasoned executive who has demonstrated an ability to make positive changes in many types of businesses with customers across the nation and the globe. Mr. Harris received an honors undergraduate degree in Mathematical Methods in the Social Sciences and Political Science from Northwestern University and a Juris Doctorate from Harvard Law School, where he served as Editor - in - Chief of the Harvard Journal of Law & Public Policy.

Jaye Connolly-LaBelle. Jaye Connolly-LaBelle, 53, has served as a director since December 1, 2016, where she serves as Chair of the Audit Committee. Since March 2015, she has been President and Chief Executive Officer of RippleNami, Inc. Ms. Connolly-LaBelle oversees executive management of RippleNami including operations, sales, marketing, finance and development. Ms. Connolly-LaBelle is experienced in leading publicly traded as well as privately held companies and startups. Her public company experience spans key roles at six publicly traded corporations. Over the course of her career, she led 18 accretive acquisitions, adding over $2 billion to revenue. Ms. Connolly-LaBelle also possesses significant IPO experience. Previously, Ms. Connolly-LaBelle served as President and Chief Executive Officer of PathCentral, Inc., which was acquired by XIFIN and President and Chief Executive Officer of A-Life Medical Inc. and its subsidiary A-Life Hospital Coding, LLC, which was acquired by UnitedHealth Group. Before joining A-Life, she served as Director of Internal Audit at Laboratory Corporation of America (LabCorp.) and served as its Vice President of Business Development/Mergers and Acquisitions at InSight Health Corp. Ms. Connolly-LaBelle holds a B.S. in Accounting from Texas Tech University.

Corporate Governance

Director Independence. The Board makes an affirmative determination that those members of its Board that serve as independent directors do not have any relationships with the Company and its businesses that would impair their independence. In connection with these determinations, the Board reviews information regarding transactions, relationships and arrangements involving the Company and its businesses and each director that it deems relevant to independence.

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We deem that Michael Hansen is not independent as that term is defined by NASDAQ 5605(a)(2) because he serves as our Chief Executive Officer, and Mitchell C. Hill is not independent because he serves in an Executive Director capacity.

We deem that Gary S. Baughman, Gregory J. Newell, Peter H. Harris and Jaye Connolly-LaBelle are independent as that term is defined by NASDAQ 5605(a)(2).

Director Nominations. Our Board has a Nominating and Governance Committee that identifies individuals qualified to become Board members and recommends to the Board proposed nominees for Board membership.

Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills, experience relevant to our business and strategic direction, concern for long-term stockholder interests, personal integrity and sound business judgment. The Board seeks men and women from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. However, we do not have a formal policy concerning the diversity of the Board. All director candidates must have time available to devote to the activities of the Board. We also consider the independence of director candidates, including the appearance of any conflict in serving as a director. A director who does not meet all of these criteria may still be considered for nomination to the Board, if our independent directors believe that the candidate will make an exceptional contribution to us and our stockholders.

Generally, when evaluating and recommending candidates for election to the Board, the Board will conduct candidate interviews, evaluate biographical information and background material and assess the skills and experience of candidates in the context of the then current needs of the Company. In identifying potential director candidates, the Board may also seek input from the executive officers and may also consider recommendations by employees, community leaders, business contacts, third-party search firms and any other sources deemed appropriate by such directors. The Board will also consider director candidates recommended by stockholders to stand for election at the annual meeting of stockholders so long as such recommendations are submitted in accordance with the procedures described below under “Stockholder Recommendations for Board Candidates.”

Board Leadership Structure. Our Board does not have a policy on whether the offices of Chair of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chair of the Board should be selected from among the independent directors. Our Board believes that it should have the flexibility to make these determinations at any given time in the way that it believes best to provide appropriate leadership for the Company at that time. Our Board has reviewed our current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, and other relevant factors. Gary S. Baughman serves as the lead independent director.

Board Role in Risk Oversight. The Board administers its risk oversight function directly. The Board regularly discusses with management the Company’s major risk exposures, their potential financial impact on the Company, and the steps taken to monitor and control those risks.

The Board and Board Committees

The Board.

The Board met six times for meetings during the 2016 fiscal year. During fiscal year 2016, each incumbent director attended 75% or more of the Board meetings for the periods during which each such director served. Directors are not required to attend annual meetings of our stockholders.

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Audit Committee and Audit Committee Financial Experts

The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, assists the Board in its general oversight of our financial reporting, internal controls, and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. The members of the Audit Committee are Jaye Connolly-LaBelle (Chair), Peter H. Harris, and Gary S. Baughman. Messrs. Connolly-LaBelle, Harris and Baughman are independent under NASDAQ’s independence standards for audit committee members. The Board has determined that Ms. Connolly-LaBelle is an “audit committee financial expert”, as defined by the rules of the SEC. The charter of the Audit Committee is available on our website at inc.ominto.com on the Investor Relations page. The Audit Committee met four times during the 2016 fiscal year.

The Audit Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (iii) received the written disclosures and letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence. Based on such review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for matters relating to the corporate governance of our Company and the nomination of members of the Board and committees thereof. The current Chair of the Nominating and Governance Committee is David C. Pollei, who is not standing for reelection to the Board and who will be replaced as Chair of the Nominating and Governance Committee by Gary S. Baughman. The other members of the Nominating and Governance Committee are Gregory J. Newell and Jaye Connolly-LaBelle. Each of them is independent under NASDAQ’s independence standards. The charter of the Nominating and Governance Committee is available on our website at inc.ominto.com on the Investor Relations page. The Nominating and Governance Committee met one time during the 2016 fiscal year.

Compensation Committee

The Compensation Committee establishes our executive compensation policy, determines the salary and bonuses of our executive officers and recommends to the Board equity compensation grants for our executive officers. The members of the Compensation Committee are Peter D. Harris (Chair), David C. Pollei and Gregory J. Newell. Each of them is independent under NASDAQ’s independence standards for Compensation Committee members. Mr. Pollei is not standing for reelection to the Board and will be replaced by Gary S. Baughman on the Compensation Committee. Our Chief Executive Officer often makes recommendations to the Compensation Committee and the Board concerning compensation of other executive officers. The Compensation Committee seeks input on certain compensation policies from the Chief Executive Officer. The charter of the Compensation Committee is available on our website at inc.ominto.com on the Investor Relations page. The Compensation Committee met four times during the 2016 fiscal year.

Compensation Committee Interlocks and Insider Participation

None of our directors who currently serve as members of our Compensation Committee is, or has at any time during the past year been, one of our officers or employees. None of our executive officers currently serve, or in the past year have served, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving on our Board or Compensation Committee.

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Stockholder Recommendations for Board Candidates

The Board will consider qualified candidates for directors recommended and submitted by stockholders. Submissions that meet the then current criteria for Board membership are forwarded to the Board for further review and consideration. The Board will consider a recommendation only if appropriate biographical information and background material are provided on a timely basis, accompanied by a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than five percent (5%) of our Common Stock for at least one (1) year as of the date that the recommendation is made. To submit a recommendation for a nomination, a stockholder may write to the Board, at our principal office, Attention: Matthew Cohen, General Counsel.

The Board will evaluate any such candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members, assuming that appropriate biographical and background material is provided for candidates recommended by stockholders and the process for submitting the recommendation is followed.

Stockholder Communications with the Board

Stockholders may, at any time, communicate with any of our directors by mailing a written communication to Ominto, Inc., 1515 S. Federal Highway, Suite 307, Boca Raton, Florida 33432, Attention: Michael Hansen, Chief Executive Officer. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder, provide evidence of the sender’s stock ownership and clearly state whether the intended recipients are all members of the Board or a particular director or directors. The Corporate Secretary will then forward such correspondence, without editing or alteration, to the Board or to the specified director(s) on or prior to the next scheduled meeting of the Board. The Board will determine the method by which such submissions will be reviewed and considered. The Board may also request the submitting stockholder to furnish additional information it may reasonably require or deem necessary to sufficiently review and consider the submission of such stockholder.

Vote required

The foregoing Proposal 1 will be approved upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

Board Recommendation

The Board unanimously recommends a vote “FOR” each nominee.

The six (6) nominees receiving an affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy shall be elected. This Proposal 1 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast on this Proposal 1.

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INFORMATION CONCERNING EXECUTIVE OFFICERS
WHO ARE NOT DIRECTORS

Name	Age	Position
Raoul Quijada	54	Chief Financial Officer
Betina Dupont Sorensen	45	Chief Operating Officer
Matthew Cohen	51	General Counsel

Raoul Quijada, Mr. Quijada, 54, was appointed by the Board on June 13, 2016 to serve as Interim Chief Financial Officer of the Company and promoted to serve as Chief Financial Officer of the Company on March 31, 2017. Immediately prior to his appointment as CFO, Mr. Quijada was an employee of Resources Global Professionals, where he served as a consultant since the beginning of 2016 and joined the Company on a contractual basis for up to twelve (12) months from the effective date of his appointment. Mr. Quijada comes to the Company with over 20 years of experience bringing with him a significant record of leadership in several Fortune 500 Companies. Mr. Quijada started his career at Price Waterhouse Coopers LLP. Most recently, Mr. Quijada was employed by Afligo Marketing Services, Inc., a division of Systemax, Inc. (NYSE: SYX), a Fortune 600 Company, where he served as Senior VP of Finance and Operations and was responsible for leading the functions of financial management and strategic planning as well as operations. Prior to that, he was the Senior Director of Finance at Newell Rubbermaid from 2005 through 2007, the Director of Strategic Planning & Analysis from 2003 to 2005, and the Director of Finance-LAC Division from 1998 to 2003. As a Certified Six Sigma Black Belt and being proficient in the Six Sigma/Lean Principles, Mr. Quijada has used his expertise in Operational Excellence to lead several initiatives to increase efficiencies through the implementation of different mechanisms designed to improve core processes and measure operational effectiveness. Mr. Quijada attended New York University and Concordia University with a double major in Business Administration & Finance and holds a Master of Business Administration from the University of St. Thomas – Graduate School of Business in Minneapolis MN, and a Certificate of Professional Achievement in Leadership & Management from the Kellogg School of Management - Evanston, IL.

Betina Dupont Sorensen. Ms. Sorensen, 45, has been the Chief Operating Officer of the Company since September 1, 2016. From 2005 to 2016, Ms. Sorenson served as Chief Marketing Officer of our DubLi Network subsidiary, where she is responsible for all distribution, marketing and communications functions for DubLi Network’s Business Associates. She is also the manager of Ominto’s office in Dubai, UAE. Early in her career, Ms. Sorenson was employed in a Danish marketing firm and spent two years with Modulex, a division of LEGO where she worked in the accounting and logistics department. As a seasoned business executive, she has owned her own restaurant and has also managed accounting and HR for several nightclubs in Denmark. Ms. Sorenson began her career in Network Marketing in the late 1990s, and spent three years building large organizations and customer bases for two US multi-level marketing companies. She has a Degree in Business Administration from Vejle Business College. She is fluent in Danish, English and German and is conversational in Spanish. Ms. Sorenson shares the same household as Mr. Hansen, and they have an adult child together.

Matthew Cohen. Mr. Cohen, 51, has been the General Counsel of the Company since May 1, 2017. Immediately prior to joining the Company, he served as General Counsel for Harbor Village, Inc., a privately-owned substance abuse treatment provider. From December 2015 through July 2016, Mr. Cohen was a Partner in the law firm of Gallet Dryer & Berkey, LLP and from August 2014 through February 2015, he served as the Executive VP and General Counsel of Stratex Oil & Gas, Inc. (symbol: STTX), a publicly traded oil & natural gas exploration and production company. From June 2012 through August 2014, Mr. Cohen was a Shareholder in the law firm of Buchanan Ingersoll & Rooney PC. From March 2008 through May of 2012, he was a Partner in the law firm of Thompson & Knight LLP and from January 2001 through March of 2008, he served as a Partner of Eaton & Van Winkle, LLP. Mr. Cohen graduated from Emory University with a B.A. in 1988 and earned his J.D. from Brooklyn Law School in 1991.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The table below sets forth, for the period indicated, the compensation paid or granted by the Company to the named executive officers during the last two completed fiscal years.

Name and				Stock	Option	Non-Equity Incentive Plan	All Other Compensation
Principal Position	Year	Salary	Bonus	Awards (8)	Awards (9)	Compensation	(1)	Total

Michael Hansen*(2)
CEO (2016)	2016	288,000	-	-	-	-	60,000	348,000
President (2015)	2015	267,800	-	5,245,000	-	-	-	5,512,800

Ivan Braiker*(3)	2016	95,576	-	-	-	-	117,307	212,883
CEO and President	2015	162,692	-	-	1,473,961	-	-	1,636,653

Mitchell Hill* (4)	2016	95,000	-	-	-	-	41,815	136,815
Interim CEO

Raoul Quijada (5)
CFO

Thomas Virgin (6)	2016	79,647	-	-	-	-	90,064	169,711
CFO	2015	102,244	-	-	589,584	-	-	691,828

Eric Nelson (7)	2015	150,000	-	-	-	-	77,019	227,019
CFO					-

Andreas Kusche	2016	180,000	-	-	-	-	44,076	224,076
General Counsel	2015	180,000	36,000	550,000	-	-	-	766,000

Betina Dupont Sorensen	2016	180,000	-	-	-	-	47,400	227,400
Chief Operating Officer	2015	180,000	-	550,000	-	-	-	730,000

* Member of the Board

(1)	All other compensation consists of salary paid in shares of common stock for Michael Hansen, Mitchell Hill, Andreas Kusche and Betina Dupont Sorensen; $100,000 in severance and $17,307 for accrued vacation paid to Ivan Braiker; $83,333 in severance and $6,731 for accrued vacation paid to Thomas Virgin; and $59,712 in severance and $17,307 for accrued vacation paid to Eric Nelson in connection with separation agreements.
(2)	Michael Hansen served as CEO and President from February 27, 2013 until May 5, 2015. From May 5, 2015 to September 14, 2015, Mr. Hansen served as a consultant to the Company without compensation, other than payment of business expenses. On September 15, 2015, Mr. Hansen entered into a new employment agreement with the Company to serve as Executive Vice President, Development. On June 1, 2016, Mr. Hansen was re-appointed CEO. On November 17, 2016, Mr. Hansen entered into a new employment agreement with the Company to serve as Chief Executive Officer, which was amended in March of 2017. Stock awards in 2015 include compensation for prior years.
(3)	Ivan Braiker was appointed President and CEO on May 5, 2015 and ceased serving as President and CEO on January 26, 2016.
(4)	Mitchell Hill was appointed Interim CEO on January 26, 2016 and ceased serving as Interim CEO on June 1, 2016.

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(5)	Raoul Quijada was appointed Interim CFO on June 13, 2016 and was paid through Resources Connection LLC (Resources Global Professionals). The Company paid a total of $113,953 to Resources Global Professionals for Mr. Quijada’s services during fiscal year 2016. On March 31, 2017 the Board appointed Mr. Quijada as the CFO of the Company.
(6)	Thomas Virgin was appointed CFO on May 5, 2015 and ceased serving as CFO on January 26, 2016.
(7)	Eric Nelson ceased serving as CFO on May 5, 2015.
(8)	Stock Awards reflect the fair value of the award on the grant date in accordance with FASB ASC Topic 718.
(9)	Option Awards reflect the aggregate fair value on the grant date in accordance with FASB ASC Topic 718. These amounts are not paid to or realized by the officer. Assumptions used in the calculation of these values are included in Note 16, “Stock-based Compensation,” to our audited financial statements included in this Annual Report.

Executive Employment Agreements

Michael Hansen

On February 27, 2013, Mr. Hansen executed an employment agreement with the Company for an initial term of five years, renewable for each successive one-year period. The employment agreement was terminated on May 5, 2015 when Mr. Hansen resigned his positions as CEO and President to allow Mr. Braiker to assume those roles. Under the former employment agreement, Mr. Hansen was paid an annual base salary of $420,000 and was due a severance payment of six months of base salary in the event that he was terminated without cause. In addition, we were permitted to pay additional salary from time to time and award bonuses in cash, stock or stock options or other property and services to Mr. Hansen.

In August 2015, we granted Mr. Hansen 800,000 restricted shares in recognition of past efforts on behalf of the Company. A large portion of these shares was approved in 2014 by a prior Board, but not issued for reasons unrelated to the services performed by Mr. Hansen. From May 5, 2015 to September 14, 2015, Mr. Hansen served as a consultant to the Company without compensation, other than payment of business expenses. On September 15, 2015, Mr. Hansen entered into a new employment agreement with the Company to serve as Executive Vice President Development for an initial term of five years, renewable for each successive one-year period. Under the new employment agreement, Mr. Hansen was paid an annual base salary of $240,000 and was due a severance payment of six months of base salary if he was terminated without cause. Mr. Hansen was also granted the right to 100,000 shares of the Company’s common stock which vested in 60 equal monthly installments. The common stock is restricted stock. In addition, Mr. Hansen was entitled to additional salary from time to time and award bonuses in cash, stock or stock options or other property and services. Mr. Hansen will be restricted from competing with the Company during the course of his employment and for a period of one year after his employment has been terminated. Effective June 1, 2016, Mr. Hansen was appointed Chief Executive Officer and President of the Company, to serve until his successor is duly elected, qualified and seated or until his earlier resignation or removal.

Effective November 17, 2016, the Company entered into a new employment agreement with Mr. Hansen that superseded his prior employment agreement dated September 14, 2015. Under the new employment agreement, Mr. Hansen will serve as the CEO for an initial five (5) year term, after which time, the new employment agreement shall continue on a year-to-year basis if not terminated by the parties. Pursuant to the terms of the new employment agreement, Mr. Hansen’s base salary is $360,000 per year, and Mr. Hansen will be eligible to receive an annual incentive bonus of up to 100% of the base salary, as determined by the Board in its sole discretion. Under the terms of his new employment agreement, Mr. Hansen received a grant of 500,000 shares of restricted common stock. On January 17, 2017, the Company rescinded 400,000 of such shares previously granted to Mr. Hansen. Pursuant to an amendment to his employment agreement dated as of March 8, 2017, Mr. Hansen received an additional grant of 100,000 shares of restricted common stock and the Company accelerated the vesting of the 100,000 shares of restricted common stock previously granted to Mr. Hansen. The former vested on the date the Company received approval of the listing of the Company’s common stock on the NASDAQ Capital Market, and the later vested on March 8, 2017.

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The Company may pay Mr. Hansen additional salary from time to time, and award bonuses in cash, stock or stock options or other property and services. In the event he is terminated without cause or leaves the Company for good reason, Mr. Hansen is entitled to twelve (12) months’ of severance pay, or twenty-four (24) months if such termination occurs within twenty-four (24) months following a change in control, subject to the provisions in the Employment Agreement, and payable in accordance with the Company’s normal payroll. Unless otherwise approved by the Board, Mr. Hansen shall not be entitled to accelerated vesting or any other enhanced benefits with respect to any awards under any Ominto Equity Plan, or any enhanced severance benefits under this Agreement or otherwise, as a result of a change in control (or any similar event).

Ivan Braiker

Effective May 5, 2015, Mr. Braiker entered into an employment agreement with the Company to serve as Chief Executive Officer and President for an initial term of five years, renewable for each successive one-year period. Under the employment agreement, Mr. Braiker was paid an annual base salary of $300,000. Mr. Braiker was also granted the right to 250,000 options to purchase the Company’s common stock which were scheduled to vest in 60 equal monthly installments. The options had an exercise price of $9.50 per share. Mr. Braiker was restricted from competing with the Company during the course of his employment and for a period of one year after his employment had been terminated. On January 26, 2016, the Company accepted Mr. Braiker’s resignation from the Company as its CEO/President and from the Board and Mr. Braiker received his salary for a four-month period.

Raoul Quijada

Effective March 30, 2017, Mr. Quijada entered into an employment agreement with the Company to serve as Chief Financial Officer on an “at will” basis. Under the employment agreement, Mr. Quijada will receive an annual base salary of $220,000, eligibility for an annual bonus which shall be determined and made at the sole discretion of the Board and other fringe benefits including reimbursement of business expenses and paid time off. Mr. Quijada was also granted options to purchase 100,000 shares of the Company’s common stock at $5.70 per share. One-third of the options vest on June 30, 2017 and the remaining two-thirds of the options vest in twenty-four (24) equal monthly installments commencing on July 31, 2017. Mr. Quijada’s employment agreement contains restrictive covenants including two-year post-termination non-solicitation and non-competition agreements as well as a non-disclosure agreement.

Thomas J. Virgin

Effective May 5, 2015, Mr. Virgin entered into an employment agreement with the Company to serve as Chief Financial Officer for an initial term of five years, renewable for each successive one-year period. Under the employment agreement, Mr. Virgin was paid an annual base salary of $250,000. Mr. Virgin was also granted the right to 100,000 options to purchase the Company’s common stock which were scheduled to vest in 60 equal monthly installments. The options had an exercise price of $9.50 per share. Mr. Virgin was restricted from competing with the Company during the course of his employment and for a period of one year after his employment has been terminated. Mr. Virgin ceased serving as Chief Financial Officer on January 26, 2016 and received his salary for a four-month period.

Eric Nelson

Effective February 26, 2013, Eric Nelson was appointed as Chief Financial Officer and entered into an employment agreement with the Company for an initial term of five years, renewable automatically for an additional one-year term, unless terminated in accordance with the terms of the agreement. Mr. Nelson’s agreement provided for an annual base salary of $225,000. The agreement also contained non-disclosure, non-solicitation and non-compete restrictions. The non-solicitation and non-compete restrictions survive for a period of twelve months following the date of termination of Mr. Nelson’s employment with the Company. Mr. Nelson was entitled to severance benefits under the employment agreement. Mr. Nelson ceased serving as the Company’s Chief Financial Officer as of May 5, 2015. Mr. Nelson remained with the Company until the end of May to assist with transition matters. The Company and Mr. Nelson entered into a separation agreement whereby Mr. Nelson received compensation for a three-month period and Mr. Nelson was issued an option to purchase 50,000 shares of common stock for $9.50 per share.

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Andreas Kusche

As of October 1, 2015, the Company’s Dubli subsidiary entered into a consulting agreement with a Dubai company owned by Mr. Kusche, formerly our General Counsel, whereby the consulting company agrees to provide full-time services of Mr. Kusche on the same terms and conditions as his prior employment agreement. The annual compensation was $180,000.

On March 21, 2017, the Company entered into a consulting agreement with a British Virgin Islands corporation owned by Mr. Kusche whereby the consulting company agrees to provide full-time services of Mr. Kusche on the same terms and conditions as the prior consulting agreement with the Company’s Dubli subsidiary. The annual compensation is $180,000.

Pursuant to the current consulting agreement Mr. Kusche no longer serves as the Company’s General Counsel but continues to work with the Company.

Betina Dupont Sorensen

As of October 1, 2015, the Company’s DubLi subsidiary entered into a consulting agreement with a Dubai company owned by Ms. Sorensen whereby the consulting company agrees to provide full-time services of Ms. Sorensen on the same terms and conditions as her prior employment agreement. The annual compensation is $180,000.

On September 1, 2016, Ms. Sorensen entered into a new employment agreement with the Company which superseded her previous agreement and appointed her as Chief Operating Officer for a term of five years, renewable for each successive one-year period. Under the employment agreement, Ms. Sorensen is paid an annual base salary of $240,000 and is due a severance payment of three months of base salary in the event she is terminated without cause in the first 12 months of her employment, which shall increase to six months of base salary if terminated thereafter. Ms. Sorensen was also granted the right to receive 300,000 shares of restricted common stock in December 2016 which shall vest in sixty (60) equal monthly installments. The restricted common stock shall have an exercisable price equal to the market price of the Company’s common stock on the date the stock was approved by the Board. On January 17, 2017, the Company rescinded 200,000 shares of the restricted common stock previously granted to Mr. Sorensen.

Matthew Cohen

Effective May 1, 2017, Matthew Cohen entered into an employment agreement with the Company to serve as General Counsel on an “at will” basis. Under the employment agreement, Mr. Cohen will receive an annual base salary of $240,000, eligibility for an annual bonus which shall be determined and made at the sole discretion of the Board and other fringe benefits including reimbursement of business expenses and paid time off. Mr. Cohen was also granted options to purchase 25,000 shares of the Company’s common stock. Options for 8,333 shares of common stock vest on June 1, 2018 and the remaining options for 16,667 shares of common stock vest in twenty-four (24) equal monthly installments commencing on July 1, 2018. Mr. Cohen’s employment agreement contains restrictive covenants including two year, post-termination non-solicitation and non-competition agreements as well as a non-disclosure agreement.

Thomas Vogl

Effective August 24, 2015, Mr. Vogl entered into an employment agreement with the Company to serve as Chief Marketing Officer for an initial term of five years, renewable for each successive one-year period. Under the employment agreement, Mr. Vogl was paid an annual base salary of $215,000. Mr. Vogl was also granted the right to 100,000 options to purchase the Company’s common stock which were scheduled to vest in 60 equal monthly installments. The options have an exercise price of $5.50 per share. Mr. Vogl was restricted from competing with the Company during the course of his employment and for a period of one year after his employment has been terminated. On February 1, 2016, the Company and Mr. Vogl entered into a Separation Agreement whereby Mr. Vogl received compensation for four months.

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Jeffrey Schuett

Effective October 28, 2015, Mr. Schuett entered into an employment agreement with the Company to serve as Executive Vice President of Operations and Solutions Development for an initial term of five years, renewable for each successive one-year period. Under the employment agreement, Mr. Schuett was paid an annual base salary of $250,000. Mr. Schuett was also granted the right to 100,000 options to purchase the Company’s common stock which was scheduled to vest in 12 equal quarterly installments. The options have an exercise price of $7.00 per share. Mr. Schuett was restricted from competing with the Company during the course of his employment and for a period of one year after his employment has been terminated. On January 25, 2016, the Company and Mr. Schuett entered into a Separation Agreement whereby Mr. Schuett received compensation for four months.

Equity Compensation Arrangements

2010 Omnibus Equity Compensation Plan

The Company currently has a single plan for granting equity incentives – the 2010 Omnibus Equity Compensation Plan (the “2010 Plan”). The 2010 Plan was approved on September 30, 2010 by the majority of the voting power of the Company and by the Board. The 2010 Plan has been implemented in order to attract, incentivize and retain highly qualified individuals and keep the Company competitive with other companies with respect to executive compensation. The Company believes that directors, officers and other employees should have a significant stake in the Company’s stock price performance under programs which link compensation to stockholder return. As a result, stock option grants and other equity incentives are an integral part of the Company’s compensation program.

The 2010 Plan, as initially adopted, had an aggregate limit of 1.0 million shares of common stock for all awards. In April 2015, the majority of the voting power of the Company approved a 2.0 million share increase, raising the total number of shares of common stock issuable under 2010 Plan awards to 3.0 million. The increase in the number of shares took effect on June 9, 2015, or 20 days after an information statement was delivered to the stockholders. The information statement constituted both approval of the 2010 Plan and the increase in number of issuable shares by the shareholders under the 1934 Exchange Act. A copy of the 2010 Plan was part of the information statement delivered to the stockholders. The table below sets forth, for the period indicated, the number of shares reserved for issuance, awards made and shares available for issuance under the 2010 Plan.

September 30, 2016
Initially reserved	1,000,000
Additionally reserved - board and stockholder action	2,000,000
3,000,000

Options granted since inception, net of exercised, forfeited, expired or cancelled	440,968

Stock options exercised and stock grants issued since inception	1,977,747
Available for issuance under the 2010 Plan	581,285

In September of 2016, the majority of the voting power of the Company approved a 1.5 million share increase, raising the total number of shares of common stock available for issuance under the 2010 Plan to 4.5 million. This increase became effective in October of 2016, 20 days after the mailing of an information statement to the Company’s stockholders. Thereafter, additional grants of options and restricted shares have been awarded and, as of the Record Date, 1,275,000 shares remain available for issuance under the 2010 Plan.

Pension Benefits

None of our named executive officers are covered by a pension plan or other similar benefit plan that provides for payments or other benefits at, following, or in connection with retirement.

Nonqualified Deferred Compensation

None of our named executive officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

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Outstanding Equity Awards

The following table provides information as of September 30, 2016, regarding equity awards held by each of our named executive officers and directors.

Option Awards
	# of Securities Underlying Unexercised Options (# Exercisable)	# of Securities Underlying Unexercised Options (# Un-exercisable)	Equity Incentive Plan Awards: # of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($/sh)	Option Expiration Date

Michael Hansen	-	-	-	-	-
Andreas Kusche	-	-	-	-	-
Betina Dupont Sorensen	-	-	-	-	-
Raoul Quijada
Mitch Hill	15,000	5,000	-	5.50	7/30/22

	Restricted Stock Awards
	Market value of shares of units of stock that have not vested	# of Securities Unvested (# non- transferable)		Equity Incentive Plan Awards: # of Securities Underlying Unvested(#)

Michael Hansen	$260,800	80,000	(1)	-
Andreas Kusche	$81,500	25,000	(2)	-
Betina Dupont Sorensen	$81,500	25,000	(2)	-
Raoul Quijada	-	-		-
Mitch Hill	-	-		-

(1)	Mr. Hansen's restricted stock grant was issued in September 2015, and shares vest in 60 equal monthly installments.

(2)	Mr. Kusche’s and Ms. Dupont Sorensen’s restricted stock grants were issued in August 2015. The restricted stock grants vest as follows: 50,000 shares vested on the grant date and the remaining 50,000 vest in 8 equal quarterly installments.

Termination and Change in Control Arrangement

We have entered into employment agreements with certain of our executive officers that require us to provide compensation to them upon termination of their employment with us or a change in control of the Company. Regardless of the manner in which their employment terminates, they will be entitled to receive amounts earned during the term of their employment. Such amounts include the portion of their current annual base salary and bonuses which have accrued through the date of termination, vested stock options, and payment for accrued but unused vacation.

In addition to the consideration described above, the amount of compensation payable to each of the Company’s executive officers named below following termination or a change of control is discussed below.

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Employment, Severance and Change in Control Agreements

Hansen

Our new employment agreement with Mr. Hansen dated November 17, 2016, as amended, provides that upon termination of his employment by the Company, other than for “cause,” or by him for “good reason,” he is entitled to receive any unpaid salary, bonus and unreimbursed expenses plus severance payments paid in accordance with Company’s payroll in the amount of 12 months of base salary (as then in effect). Under his employment agreement, as amended, Mr. Hansen has been granted 200,000 shares of restricted common stock, 100,000 of which vested on March 6, 2017 and 100,000 of which vested on March 8, 2017.

Mr. Hansen is entitled to twenty-four (24) months of severance pay if such termination occurs within twenty-four (24) months following a change in control, subject to the provisions in the new employment agreement, and payable in accordance with the Company’s normal payroll. Unless otherwise approved by the Board, Mr. Hansen shall not be entitled to accelerated vesting or any other enhanced benefits with respect to any awards under any Ominto Equity Plan, or any enhanced severance benefits under this Agreement or otherwise, as a result of a change in control (or any similar event).

Kusche and Sorenson

We entered into an employment agreement with each of Andreas Kusche and Betina Dupont Sorensen that was previously extended until September 30, 2016. The original agreements provided that upon termination of employment by the Company, other than for “cause,” or “disability” each was entitled to receive any unpaid salary, bonus and unreimbursed expenses plus severance payments equal to (i) pro rata bonus for the fiscal year of termination based on actual performance through the end of the applicable fiscal year and the number of days that elapsed in the fiscal year through the date of termination, (ii) 18 monthly payments of base salary and target annual bonus following termination, (iii) continuation of medical benefits for 18 months, and (iv) accelerated vesting of any outstanding options or stock awards. Upon termination upon death or disability, each would receive the above described benefits except that no base salary and or target annual bonus would be due. As of October 1, 2015, we entered into a replacement agreement with a consulting company owned by each of them, and the replacement agreement reduced the severance upon termination from 18 months to 6 months to comport with the severance provided to the other executive officers of the Company.

On September 1, 2016, Ms. Sorensen entered into a new employment agreement with the Company which superseded her previous agreement and appointed her as Chief Operating Officer for a term of five years, renewable for each successive one-year period. Under the employment agreement, Ms. Sorensen is paid an annual base salary of $240,000 and is due a severance payment of three months of base salary in the event she is terminated without cause in the first 12 months of her employment, which shall increase to six months of base salary if terminated thereafter. Ms. Sorensen was also granted the right to receive 300,000 shares of restricted common stock in December 2016 which shall vest in sixty (60) equal monthly installments. The restricted common stock shall have an exercisable price equal to the market price of the Company’s common stock on the date the stock was approved by the Board. On January 17, 2017, the Company rescinded 200,000 shares of the restricted common stock previously granted to Mr. Sorensen.

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Director Compensation Table

The following table sets forth compensation received by our non-employee directors in the fiscal year ended September 30, 2016.

	Fees Earned or	Stock	Option
Director*	Paid in Cash	Awards	Awards	Other(3)	Total
David C. Pollei(1)	$60,000	$-	$-	$15,000	$75,000
Gray S. Baughman	33,000	-	-	9,000	42,000
Gregory J. Newell	30,000	-	-	9,000	39,000
Mitch C. Hill(2)	9,000	-	-	-	9,000
Peter H. Harris	30,000	-	-	9,000	39,000

*	Mr. Hansen received no additional compensation for serving as a director or serving on committees of the Board or for special assignments during the period reflected because each was then an employee.

(1)	Mr. Pollei received $25,000 for consulting services during fiscal 2016.

(2)	Mitch Hill served as the Company’s Interim CEO from January 26, 2016 to June 1, 2016 and did not receive additional compensation for serving as a director during that time.

(3)	Amounts reflect Board fees for January 2016 to March 2016 which were paid in shares of common stock on November 30, 2016.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The table is based on information provided to us or filed with the SEC by our directors, executive officers and principal stockholders. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Shares of common stock issuable upon vesting of restricted stock, or exercise or conversion of options, warrants or promissory notes that are currently exercisable or convertible or are vesting, exercisable or convertible within 60 days after May 12, 2017 are deemed outstanding for purposes of computing the percentage ownership of the person holding such securities, but are not deemed outstanding for computing the percentage of any other stockholder. The percentage of shares owned is calculated based upon 18,040,791 outstanding shares as of May 12, 2017. Unless otherwise indicated, the address for each stockholder listed in the following table is c/o Ominto, Inc. at 1515 S. Federal Highway, Suite 307, Boca Raton, Florida 33432.

Common Stock

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class Owned (%)
Officers and Directors

Michael Hansen (2)	3,344,575	18.5
Betina Dupont Sorensen (3)	225,003	1.2
Andreas Kusche (4)	188,000	1.0
Gregory Newell (5)	34,255	*
David Pollei (6)	104,314	*
Gary Baughman (5)	47,589	*
Mitchell Hill (5)(7)	80,980	*
Peter Harris (5)	47,589	*
Raoul Quijada (8)	33,333	*
Jaye Connolly-LaBelle (9)	9,722	*
Matthew Cohen (10)	0	*
Officers and Directors as a group – 11 persons (2)–(10)	4,115,360	22.4

5% or greater holders

Lani Pixels A/S (11)	1,285,714	7.1
K Foundation (12)	1,221,052	6.8
Kim Pagel (13)	1,142,857	6.3

Total Affiliates	3,649,623	20.2

*	Less Than 1% of Class Owned

(1)	A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon exercise of options and warrants and upon conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days from the date hereof have been exercised or converted.

(2)	Excludes 185,000 shares of “Super Voting Preferred Stock” which is entitled to cast 40 votes per share (for a total of 7,400,000) at the Annual Meeting. Also excludes 68,673 shares of restricted common stock that were awarded but will not vest in next 60 days. Mr. Hansen disclaims a pecuniary interest in shares of common stock held by Ms. Sorensen or their adult child who shares their household. As a member of Ms. Sorensen’s household, Mr. Hansen may be deemed to have a pecuniary interest in any shares held by Ms. Sorensen or their adult child sharing their household.

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(3)	Excludes 88,333 shares of restricted common stock that were awarded but will not vest in next 60 days. Ms. Sorensen disclaims a pecuniary interest in any other shares of common stock, including those shares of common stock held by Mr. Hansen and their adult child who shares their household. As a member of Mr. Hansen’s household, Ms. Sorensen may be deemed to have a pecuniary interest in any shares held by Mr. Hansen or their adult child.
(4)	Mr. Kusche’s address is Norton Court I, Apt 010, P.O. Box 644783, U.A.E.
(5)	Includes (i) 20,000 shares of common stock underlying a stock option, exercisable at $5.50 and (ii) 11,667 shares of common stock underlying a stock option, exercisable at $4.00.
(6)	Includes 100,000 shares of common stock underlying a stock option, exercisable at $5.50.
(7)	Includes 22,920 shares of common stock underlying a stock option, exercisable at $4.00.
(8)	Includes 33,333 shares of common stock underlying a stock option, exercisable at $5.70.
(9)	Includes 9,722 shares of common stock underlying a stock option, exercisable at $4.00.
(10)	Mr. Cohen became General Counsel of the Company on May 1, 2017.
(11)	Pursuant to Nevada law, Lani Pixels is not entitled to vote any of its shares at the Annual Meeting, as the Company controls the majority of the voting power in Lani Pixels. Lani Pixels address is Smedevej 5D, 7190 Billund, Denmark.
(12)	Includes 80,000 shares owned by Tom Kajaer, who is the parent of the minor beneficiaries of K Foundation and brother of Soren Kajaer, the protector of the Foundation. Also includes 223,052 shares owned by Kjaer Holding, which is controlled by Tom Kajaer. K Foundation is controlled by, and shares are voted by, Soren Kjaer. The beneficial owners of K Foundation are Phillip Kjaer and Frederik Kjaer who are minors. The foundation’s address is Mayee Management Limited 19/F., Seaview Commercial Building 21-24 Connaught Road West, Hong Kong.

Super Voting Preferred Stock:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership Before Offering (1)	Percentage of Class Owned Before Offering (%)	Amount and Nature of Beneficial Ownership After Offering (1)	Percentage of Class Owned After Offering (%)

Michael Hansen (1)	185,000	100%	100.0	100.0

(1)	Consists of 185,000 shares of “Super Voting Preferred Stock” which is entitled to 40 votes per share. Each share of preferred stock is convertible into one share of common stock upon the earlier of a “Change in Control Transaction” approved by the stockholders of the Company or a transfer of any such share of preferred stock or August 17, 2017.

Family Relationships

Michael Hansen, our Chief Executive Officer and a director, shares the same household as Ms. Betina Dupont Sorensen, our Chief Operating Officer, and they have an adult child together.

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Involvement in Certain Legal Proceedings

There are no material proceedings to which any director or executive officer or any associate of any such director or officer is a party adverse to our company or has a material interest adverse to our company.

No director or executive officer has been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and- desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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PROPOSAL 2 – TO RATIFY THE APPROVAL AND ADOPTION OF THE 2017 OMNIBUS INCENTIVE PLAN

On May 10, 2017, the Board approved, subject to stockholder approval, the Ominto, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”). If the 2017 Plan is approved by our stockholders, it will authorize the issuance of a number of shares of our common stock equal to 3,275,000 shares. The 2017 Plan will replace the 2010 Plan, and no new awards will be granted under the 2010 Plan. Any awards outstanding under the 2010 Plan on the date of stockholder approval of the 2017 Plan will remain subject to and be paid under the 2010 Plan, and any shares subject to outstanding awards under the 2010 Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2017 Plan.

The Board recommends that stockholders approve the 2017 Plan. The purposes of the 2017 Plan are to enhance the Company’s ability to attract and retain highly qualified officers, non-employee directors, key employees, and consultants, and to motivate such service providers to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. The 2017 Plan also allows the Company to promote greater ownership in the Company by such service providers in order to align their interests more closely with the interests of our stockholders. Stockholder approval of the 2017 Plan will also enable the Company to grant awards under the 2017 Plan that are designed to qualify for special tax treatment under Section 422 of the Internal Revenue Code, and to enable the Company to design both cash-based and equity-based awards intended to be fully deductible as “performance-based compensation” under Section 162(m) of the Internal Revenue Code (“Section 162(m)”).

Under Section 162(m), we are generally prohibited from deducting compensation paid to certain “covered employees” in excess of $1.0 million per person in any year. Compensation that qualifies as “performance-based” is not subject to the $1.0 million limit. In general, one of the requirements that must be satisfied to qualify as “performance-based” compensation is that the material terms of the performance goals under which the compensation may be paid must be disclosed to and approved by a majority vote of our stockholders, generally at least once every five years. For purposes of Section 162(m), the material terms of the performance goals generally include (a) the individuals eligible to receive compensation upon achievement of performance goals, (b) a description of the business criteria on which the performance goals may be based, and (c) the maximum amount that can be paid to an individual upon attainment of the performance goals. By approving the 2017 Plan, stockholders also will be approving the material terms of the performance goals under the 2017 Plan. The material terms of the performance goals for the 2017 Plan are disclosed below under “Summary of the 2017 Plan.” Although stockholder approval of the 2017 Plan will provide flexibility to grant awards under the 2017 Plan that qualify as “performance-based” compensation under Section 162(m), we retain the ability to grant awards under the 2017 Plan that do not qualify as “performance-based” compensation under Section 162(m).

Key Features

The following features of the 2017 Plan will protect the interests of our stockholders:

●	Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and stock appreciation right, or SARs, is ten years.

●	No repricing or grant of discounted stock options. The 2017 Plan does not permit the repricing of options or stock appreciation rights either by amending an existing award or by substituting a new award at a lower price. The 2017 Plan prohibits the granting of stock options or stock appreciation rights with an exercise price less than the fair market value of the common stock on the date of grant.

●	No single-trigger acceleration. Under the 2017 Plan we do not automatically accelerate vesting of awards in connection with a change in control of the Company.

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●	Dividends. We do not pay dividends or dividend equivalents on stock options or stock appreciation rights. Dividends or dividend equivalents on and share-based awards (whether time-vesting or performance-vesting) are payable only if and to the extent the underlying award is earned.

Summary of the 2017 Plan

The following is a summary of certain principal features of the 2017 Plan. This summary is qualified in its entirety by reference to the complete text of the 2015 Plan. Stockholders are urged to read the actual text of the 2017 Plan in its entirety which is set forth as Annex A to this proxy statement.

Number of Authorized Shares

The number of shares of common stock authorized for issuance under the 2017 Plan is 3,275,000 shares, representing approximately 16.9% of the fully diluted common shares outstanding as of May 12, 2017. In addition, as of the date of stockholder approval of the 2017 Plan, any awards then outstanding under the 2010 Plan will remain subject to and be paid under the 2010 Plan and any shares then subject to outstanding awards under the 2010 Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2017 Plan. Up to 3,275,000 shares may be granted as incentive stock options under Section 422 of the Internal Revenue Code. The shares of common stock issuable under the 2017 Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2017 Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares will again be available for grant under the 2017 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2017 Plan: (a) the payment in cash of dividends or dividend equivalents under any outstanding award, (b) any award that is settled in cash rather than by issuance of shares of common stock, or (c) awards granted in assumption of or in substitution for awards previously granted by an acquired Company. Shares tendered or withheld to pay the option exercise price or tax withholding will continue to count against the aggregate number of shares of common stock available for grant under the 2017 Plan.

Eligibility

Awards may be granted under the 2017 Plan to officers, employees, and consultants of the Company and its subsidiaries and to non-employee directors of the Company. Incentive stock options may be granted only to employees of the Company or its subsidiaries. As of May 12, 2017, approximately 125 individuals were eligible to receive awards under the 2017 Plan, including four executive officers and five non-employee directors.

Administration

The 2017 Plan may be administered by the Compensation Committee. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.

Awards to Non-employee Directors

No share-based awards may be granted under the 2017 Plan during any one year to a non-employee director that exceed, together with any cash compensation received for such service, $500,000, or $600,000 in case of a non-employee director serving as Chair of the Board, based on the grant date fair value for accounting purposes in the case of stock options or stock appreciation rights and based on the fair market value of the common stock underlying the award on the grant date for other equity-based awards.

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Adjustments

If certain changes in the common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the common stock without receipt of consideration by the Company, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities for which stock options and other stock-based awards may be made under the 2017 Plan, including the individual award limits for “performance-based” compensation under Section 162(m), will be equitably adjusted by the Company. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs will be equitably adjusted by the Company.

Types of Awards

The 2017 Plan permits the granting of any or all of the following types of awards:

●	Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Section 422 of the Internal Revenue Code, or nonqualified stock options. The Compensation Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of the common stock. (The fair market value of a share of our common stock as of May 12, 2017 was $9.78.) At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed ten years) and other conditions on exercise.

●	Stock Appreciation Rights. The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2017 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed ten years, and the term of a tandem SAR cannot exceed the term of the related stock option.

●	Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms of the 2017 Plan and any other terms and conditions determined by the Compensation Committee.

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●	Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from the Company, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. Cash-based performance awards include annual incentive awards.

No Repricing

Without stockholder approval, the Compensation Committee is not authorized to (a) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2017 Plan, such as stock splits, (b) take any other action that is treated as a repricing under generally accepted accounting principles or (c) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, restricted stock units or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Clawback

All cash and equity awards granted under the 2017 Plan will be subject to the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such act, any policies adopted by the Company to implement such requirements, and any other compensation recovery policies as may be adopted from time to time by the Company.

Performance-Based Compensation under Section 162(m)

Performance Goals and Criteria. Under Section 162(m), we generally are prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our chief financial officer) in excess of $1.0 million per person in any year. However, compensation that qualifies as “performance-based” is not subject to the $1.0 million limit.

If the Compensation Committee intends to qualify an award under the 2017 Plan as “performance-based” compensation under Section 162(m), the performance goals selected by the Compensation Committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria: (i) cash flow; (ii) earnings per share; (iii) earnings or income measures (including EBITDA)); (iv) return measures (including return on assets, capital, invested capital, equity, sales, or revenue); (v) total stockholder return; (vi) share price performance; (vii) revenue; (viii) profit margin; (ix) customer metrics (including customer satisfaction, customer retention, or customer profitability); (x) productivity; (xi) expense targets; (xii) market share; (xiii) cost control measures; (xiv) balance sheet metrics; (xv) strategic initiatives; (xvi) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xvii) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations, or other transactions; (xviii) debt levels or reduction or debt ratios; (xix) operating efficiency; (xx) working capital targets; or (xxi) any combination of the forgoing business criteria. The Compensation Committee can also select any derivations of these business criteria (e.g., income includes pre-tax income, net income, or operating income).

Performance goals may, in the discretion of the Compensation Committee, be established on a company- wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative to the performance of one or more comparable companies or indices or based on year-over-year growth.

The Compensation Committee may determine at the time that the performance goals are established the extent to which measurement of performance goals may exclude the impact of may exclude the impact of charges for restructuring, discontinued operations, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes.

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In addition, compensation realized from the exercise of options and SARs granted under the 2017 Plan is intended to meet the requirements of the performance-based compensation exception under Section 162(m). These awards must have an exercise price equal at least to fair market value at the date of grant, are granted to covered individuals by a Compensation Committee consisting of at least two outside directors, and the 2017 Plan limits the number of shares that may be the subject of awards granted to any individual during any calendar year.

Limitations. Subject to certain adjustments for changes in our corporate or capital structure described above, a participant may not be granted in any calendar year (i) stock options or stock appreciation rights for more than 1,000,000 shares or (ii) share-based performance awards (including performance-based restricted stock, restricted stock units and other stock-based awards) that are intended to qualify as “performance-based” compensation under Section 162(m) for more than 500,000 shares. The maximum amount of cash-based performance awards intended to qualify as “performance-based compensation” under Section 162(m) granted to a participant in any calendar year may not exceed the following: (i) annual incentive award: $3,000,000; and (ii) all other cash-based performance awards: $3,000,000.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

Under the 2017 Plan, in the event of a change in control, the Board may determine to take any one or a combination of the following actions with respect to outstanding awards: (i) cause the awards to be assumed or replaced with an substantially equivalent award in the acquirer’s stock, (ii) cause the awards to be vested and exercisable, or (iii) cash the awards out based on the transaction value. “Change in control” is defined under the Plan and requires consummation of the applicable transaction.

Term, Termination and Amendment of the 2017 Plan

Unless earlier terminated by the Board, the 2017 Plan will terminate, and no further awards may be granted, ten years after the date on which it is approved by stockholders. The Board may amend, suspend or terminate the 2017 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2017 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

New Plan Benefits

A new plan benefits table for the 2017 Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2017 Plan if the 2017 Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the 2017 Plan will be made at the Compensation Committee’s discretion, subject to the terms of the 2017 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2017 Plan are not determinable at this time. The equity grant program for our non-employee directors is described under the Director Compensation section in this proxy statement.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2017 Plan generally applicable to the Company and to participants in the 2017 Plan who are subject to U.S. federal taxes. The summary is based on the Internal Revenue Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

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Nonqualified Stock Options

A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options

A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights

A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards

A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards

The U.S. federal income tax consequences of other stock or cash- based awards will depend upon the specific terms of each award.

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Tax Consequences to the Company.

In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Internal Revenue Code.

Section 409A. We intend that awards granted under the 2017 Plan comply with, or otherwise be exempt from, Section 409A of the Internal Revenue Code, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2017 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2017 Plan until all tax withholding obligations are satisfied.

Vote Required

Approval of the 2017 Plan requires a number of “FOR” votes that is a majority of the votes cast by the holders of our shares of common stock represented at the annual meeting and entitled to vote on the proposal, with abstentions counting as votes for the proposal.

Board Recommendation

The Board unanimously recommends a vote “FOR” this Proposal 2.

This Proposal 2 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as “broker non-votes” and not as votes cast on this Proposal 2.

INDEPENDENT PUBLIC ACCOUNTANTS

General

Our Board has appointed Mayer Hoffman McCann P.C. to examine our financial statements for 2017. The selection of Mayer Hoffman McCann P.C. as the independent registered public accounting firm for 2017. Representatives of Mayer Hoffman McCann P.C. are not expected to be present at the 2017 Meeting.

During the fiscal year ended September 30, 2016 and 2015, there were no disagreements with Mayer Hoffman McCann P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mayer Hoffman McCann P.C., would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the fiscal years ended September 30, 2016 and 2015 there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

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Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed or expected to be billed to our Company for professional services rendered by our independent registered public accounting firm, for the fiscal years ended September 30, 2016 and 2015:

	2016	2015

Audit Fees	$401,893	$445,655

Audit-Related Fees	0	0

Tax Fees	11,750	0

All Other Fees	4,945	19,820

Total Fees	$418,588	$465,475

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with regular filings with the Securities and Exchange Commission and other services that are normally provided by our independent registered public accounting firm for the fiscal years ended September 30, 2016 and 2015, in connection with statutory and regulatory filings or engagements.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firm

Our Board pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by our Board before the respective services were rendered.

Our Board has considered the nature and amount of fees billed or expected to be billed by Mayer Hoffman McCann P.C. and believes that the provision of services for activities unrelated to the audit was compatible with maintaining Mayer Hoffman McCann P.C.’s independence.

FUTURE STOCKHOLDER PROPOSALS

To have a proposal intended to be presented at our 2018 annual meeting of stockholders be considered for inclusion in the proxy statement and form of proxy relating to that meeting, a stockholder must deliver written notice of such proposal in writing to the Corporate Secretary at our corporate headquarters no later than January 17, 2018 (unless the date of the 2018 annual meeting of Stockholders is not within thirty (30) days of June 20, 2018, in which case the proposal must be received no later than a reasonable period of time before we begin to print and send our proxy materials for our 2018 annual meeting). Such proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

NO DISSENTERS’ RIGHTS

Under the Nevada Revised Statutes, our holders of Common Stock are not entitled to dissenters' rights with respect to any of the Proposals, and we will not independently provide such holders with any such right.

INTEREST OF OFFICERS AND DIRECTORS IN MATTERS TO BE ACTED UPON

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year ended September 30, 2016, and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon.

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TRANSACTIONS WITH RELATED PERSONS

Review, Approval or Ratification of Related Party Transactions

Our Board, Audit Committee or Compensation Committee reviews and approves transactions or proposed transactions in which a related person is likely to have a direct or indirect material interest as defined by Item 404(b) of Regulation S-K.

Related Party Transactions

In addition to the cash and equity compensation arrangements of our directors and executive officers discussed above under “Director Compensation” and “Executive Compensation,” the following is a description of transactions since October 1, 2014, to which we have been a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of 5% or more of our capital stock, or entities affiliated with them, had or will have a direct or indirect material interest. Each Related Party Transaction has been approved by our Board, Audit Committee or Compensation Committee.

Transactions with Mr. Hansen and the Board

 Amounts due to related parties comprised the following:

	As of
	December 31, 2016	September 30, 2016
Amounts due for advances by Mr. Hansen	$-	$449,952
Amounts due for services rendered	-	89,486

Amounts due for service rendered	$-	$539,438

Amounts due for advances by Mr. Hansen resulted from Mr. Hansen advancing funds to the Company to meet operating expenses. Amounts due for services rendered is accrued compensation due to the officers of the Company and unpaid Board fees. Amounts due for advances and services rendered are non-interest bearing and have no terms of repayment.

During fiscal year 2016, the Company repaid all amounts due to Mr. Hansen for advances and services rendered.

Mr. Hansen and Ms. Sorensen share a household and have an adult child who shares their household.

Transactions with 5% or Greater Holders

On August 14, 2015 Mr. Sleiman Chamoun, a former lender to the Company and formerly a holder of greater than 5% of our outstanding common stock, invested $500,000 in a private placement. He purchased 100,000 restricted shares of our common stock at $5.00 per share and received a warrant to purchase 100,000 shares of common stock at a $2.50 per share. The warrant was exercisable for 60 days following issuance, and was exercised in October 2015 prior to its expiration for consideration totaling $250,000.

On December 13, 2016, we entered into a Share Exchange Agreement with Lani Pixels A/S pursuant to which Lani Pixels issued and transferred 20% of the issued and outstanding common stock of Lani Pixels on a fully diluted basis to the Company in exchange for 1,285,714 shares of the Company’s common stock, valued at $4.00 per share, making Lani Pixels a holder of greater than 5% of our outstanding common stock. In connection with the Share Exchange Agreement, the Company loaned Lani Pixels $500,000 pursuant to a promissory note, which matures on October 31, 2017 and accrues interest at a rate of 3% per annum. The Company also purchased a senior secured debenture from Lani Pixels in the amount of $2.0 million, which has a coupon of 5% per annum, payable semi-annually and a running fee that entitles the Company to 3% of the gross revenues from July 1, 2017 to and including December 31, 2025, paid semi-annually on February 12, 2018 for the preceding semi-annual period from July 1 through December 31. The Debenture matures on February 12, 2026 and has a call option under which the principal amount may be redeemed in whole from February 12, 2018 or on any consecutive coupon date thereafter. Following the execution of the Share Exchange Agreement, the Company owns 40.02% of the common shares, controls 50.02% of the voting rights, and holds a majority of the seats on the board of Lani Pixels.

29

CODE OF ETHICS AND CONDUCT

Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. Any waivers of any provision of this code for our directors or officers may be granted only by the Board or a committee appointed by the Board. Any waivers of any provisions of this code for an employee or a representative may be granted only by our chief executive officer or principal accounting officer. The Code of Business Conduct and Ethics is available on our website at inc.ominto.com on the Investor Relations page. We intend to make any disclosures regarding amendments to, or waivers from, the Code of Business Conduct required under Form 8-K by posting such information on our website.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We are required to identify each person who was an officer, director or beneficial owner of more than 10% of our registered equity securities during our most recent fiscal year and who failed to file on a timely basis reports required by Section 16(a) of the Exchange Act. To our knowledge, based solely on review of these filings and written representations from the certain reporting persons, we believe that since October 1, 2016, except for Mitchell Hill, Betina Sorensen, Gary Baughman, Gregory Newell, Peter Harris and Jaye Connelly-Labelle, who untimely filed an amendment to their respective Form 4 reports, our officers, directors and significant stockholders have timely filed the appropriate forms under Section 16(a) of the Exchange Act.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the 2017 Meeting. If any other matters properly come before the stockholders at the meeting, the persons named in the enclosed form of proxy will vote the shares they represent in their discretion.

FORM 10-K ANNUAL REPORT TO STOCKHOLDERS

On December 29, 2016, the Company filed with the SEC its Annual Report on Form 10-K for the fiscal year ended September 30, 2016. We have enclosed the Annual Report with this proxy statement. The Annual Report includes our audited financial statements for the fiscal year ended September 30, 2016, along with other financial information and management discussion which we urge you to read carefully.

You can also obtain, free of charge, a copy of our Annual Report and all exhibits thereto by:

●	writing to: Ominto, Inc. 1515 S. Federal Highway, Suite 307, Boca Raton, Florida 33432 Attention: Matthew Cohen

●	telephoning us at: 561-362-2393

You can obtain a copy of our Annual Report and other periodic filings that we make with the SEC at www.ir.ominto.com or from the SEC’s EDGAR database at http://www.sec.gov.

2017 MEETING PROXY MATERIALS RESULTS

Copies of this proxy statement and proxy materials ancillary hereto may be found on our website at www.ir.ominto.com. We intend to publish final results from the 2017 Meeting in a Current Report on Form 8-K, which will be filed with the SEC within four (4) business days from the 2017 Meeting, or as amended thereafter. You may obtain a copy of this and other reports free of charge at the SEC at (800) 732-0330 or http://www.sec.gov.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one Proxy Statement is being delivered to two (2) or more stockholders who share an address, unless the Company has received contrary instruction from one (1) or more of such stockholders. The Company will promptly deliver, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the proxy statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company by writing to us at 1515 S. Federal Highway, Suite 307, Boca Raton, Florida 33432 Attention:  Matthew Cohen or telephoning us at 561-362-2393.

30

ANNEX A

2017 OMNIBUS INCENTIVE PLAN

OMINTO, INC.

2017 OMNIBUS INCENTIVE PLAN

Ominto, Inc. sets forth herein the terms of its 2017 Omnibus Incentive Plan.

●	PURPOSE

The Plan is intended to enhance the ability of the Company and its Affiliates to attract and retain highly qualified officers, Non-employee Directors, employees, consultants and advisors, and to motivate such individuals to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), unrestricted stock, other share-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Upon the Plan becoming effective, no further awards shall be made under the Prior Plan.

●	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

“Acquiror” shall have the meaning set forth in Section 15.2.1.

“Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control with” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

“Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms of the Award as approved by the Board.

“Award” means a grant under the Plan of an Option, SAR, Restricted Stock, RSU, Other Share-based Award or cash award.

“Award Agreement” means a written agreement between the Company and a Participant, or notice from the Company or an Affiliate to a Participant that evidences and sets out the terms of an Award.

“Board” means the Board of Directors of the Company.

“Business Combination” shall have the meaning set forth in Section 15.2.2.

“Cause” shall be defined as that term is defined in the Participant’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, as determined by the Company in its sole discretion and unless otherwise provided in the applicable Award Agreement: (i) the commission of any act by a Participant constituting financial dishonesty against the Company or its Affiliates (which act would be chargeable as a crime under applicable law); (ii) a Participant’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment that would: (a) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective current or prospective customers, suppliers, lenders or other third parties with whom such entity does or might do business or (b) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by a Participant to follow the directives of the chief executive officer of the Company or any of its Affiliates or the Board; or (iv) any material misconduct, violation of the Company’s or Affiliates’ policies or willful and deliberate non-performance of duty by the Participant in connection with the business affairs of the Company or its Affiliates. A Separation from Service for Cause shall be deemed to include a determination by the Company in its sole discretion following a Participant’s Separation from Service that circumstances existing prior to such Separation from Service would have entitled the Company or an Affiliate to have terminated the Participant’s service for Cause. All rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Company, or during any negotiations between the Company and the Participant, regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of Cause.

Annex A-1

“Change in Control” shall have the meaning set forth in Section 15.2.2.

“Code” means the Internal Revenue Code of 1986. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

“Committee” means the Compensation Committee of the Board, or such other committee as determined by the Board. The Compensation Committee of the Board may designate a subcommittee of its members to serve as the Committee (to the extent the Board has not designated another person, committee or entity as the Committee). The Board will cause the Committee to satisfy the applicable requirements of any securities exchange on which the Common Stock may then be listed. For purposes of Awards to Covered Employees intended to qualify as Performance-Based Compensation, to the extent required by Section 162(m), Committee means all of the members of the Compensation Committee who are “outside directors” within the meaning of Section 162(m). For purposes of Awards to Participants who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Compensation Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.

“Company” means Ominto, Inc., a Nevada corporation, or any successor corporation.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor under Form S-8.

“Covered Employee” means a Participant who is a “covered employee” within the meaning of Section 162(m) as qualified by Section 12.4.

“Disability” shall be defined as that term is defined in the Participant’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means, as determined by the Company in its sole discretion and unless otherwise provided in the applicable Award Agreement, the Participant is unable to perform each of the essential duties of such Participant’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Participant’s employment, “Disability” means “permanent and total disability” as set forth in Code Section 22(e)(3).

“Effective Date” means [June 20], 2017, the date the Plan was approved by the Stockholders.

“Exchange Act” means the Securities Exchange Act of 1934.

Annex A-2

“Fair Market Value” of a Share as of a particular date shall mean, if the Common Stock is listed on a national securities exchange, (i) for purposes of determining the exercise price of an Option, the closing or late price on the composite tape or other comparable reporting system on the Grant Date, or if the Grant Date is not a trading day, the trading day most immediately preceding the Grant Date and (ii) for all other purposes under the Plan, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day most immediately preceding the applicable date. If the Shares are not listed on a national securities exchange, or the value of such Shares is not otherwise determinable, Fair Market Value of a Share as of a particular date shall mean the value as determined by the Board.

“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

“Grant Date” means the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 or (iii) such other date as may be specified by the Board in the Award Agreement.

“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

“Incumbent Directors”shall have the meaning set forth in Section 15.2.2.

“New Shares” shall have the meaning set forth in Section 15.1.

“Non-employee Director” means a member of the Board who is not an officer or employee of the Company or any Affiliate.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means an option to purchase one or more Shares pursuant to the Plan.

“Option Price” means the exercise price for each Share subject to an Option.

“Other Share-based Awards” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Shares.

“Participant” shall mean a person who, as a Service Provider, has been granted an Award under the Plan; provided, however, that in the case of the death or Disability of a Participant, the term “Participant” refers to the Participant’s estate or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period established by the Committee, and includes an Annual Incentive Award.

“Performance-Based Compensation” means “performance-based compensation” under Section 162(m).

Annex A-3

“Plan” means this Ominto, Inc. 2017 Omnibus Incentive Plan.

“Policy” shall have the meaning set forth in Section 3.2.2.

“Prior Plan” means the Ominto, Inc. Amended and Restated 2010 Omnibus Equity Compensation Plan.

“Purchase Price” means the purchase price for each Share pursuant to a grant of Restricted Stock.

“Restricted Stock” means restricted Shares, awarded to a Participant pursuant to Section 10.

“Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the equivalent of Shares, awarded to a Participant pursuant to Section 10.

“Retirement” means (a) retirement from active employment with the Company or any Subsidiary on or after age 65, or pursuant to such other requirements as may be established by the Committee or in any Award Agreement or (b) retirement from active employment with the Company or any Subsidiary, with the express consent of the Committee, pursuant to the early retirement provisions established by the Committee or in any Award Agreement.

“SAR Exercise Price” means the per Share exercise price of a SAR granted to a Participant under Section 9.

“SEC” means the United States Securities and Exchange Commission.

“Section 162(m)” means Code Section 162(m).

“Section 409A” means Code Section 409A.

“Securities Act” means the Securities Act of 1933.

“Separation from Service” means the termination of the applicable Participant’s employment with, and performance of services for, the Company and each Affiliate. A Participant employed by, or performing services for, an Affiliate or a division of the Company or an Affiliate shall not be deemed to incur a Separation from Service if such Affiliate or division ceases to be an Affiliate or division of the Company, as the case may be, and the Participant immediately thereafter becomes an employee of (or service provider to), or member of the board of directors of, the Company or an Affiliate or a successor company or an affiliate or subsidiary thereof. Approved temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Affiliates shall not be considered Separations from Service. Notwithstanding the foregoing, with respect to any Award that constitutes nonqualified deferred compensation under Section 409A, “Separation from Service” shall mean a “separation from service” as defined under Section 409A.

“Service Period” shall have the meaning set forth in Section 10.1.

“Service Provider” means an employee, officer, Non-employee Director or Consultant of the Company or an Affiliate.

“Share” means a share of Common Stock.

“Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Section 9.

“Stockholders” means the stockholders of the Company.

Annex A-4

“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

“Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

“Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

“Voting Securities” shall have the meaning set forth in Section 15.2.2.

●	ADMINISTRATION OF THE PLAN

○       General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the power and authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, unless such power or authority is specifically reserved by the Board. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided, however, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. All actions, determinations and decisions by the Board or the Committee under the Plan or any Award Agreement, or with respect to any Award, shall be in the sole discretion of the Board and shall be final, binding and conclusive on all persons. Without limitation, the Board shall have full and final power and authority, subject to the other terms of the Plan, to:

(i)	designate Participants;

(ii)	determine the type or types of Awards to be made to Participants;

(iii)	determine the number of Shares to be subject to an Award;

(iv)	establish the terms of each Award (including the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of an Award or the Shares subject thereto and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)	prescribe the form of each Award Agreement; and

Annex A-5

(vi)	amend, modify or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including without limitation the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by the Board.

○       Separation from Service for Cause; Clawbacks

■       Separation from Service for Cause

The Company may annul an Award if the Participant incurs a Separation from Service for Cause.

■       Clawbacks

All awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy (the “Policy”) or any applicable law related to such actions, as may be in effect from time to time. A Participant’s acceptance of an Award shall be deemed to constitute the Participant’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Policy that may apply to the Participant, whether adopted prior to or following the Effective Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Participant’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

○       Deferral Arrangement

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents as provided in Section 17.10, including converting such credits into deferred Share units.

○       No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

○       Book Entry

Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book entry.

Annex A-6

○       No Repricing

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms or conditions of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying Shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

●	STOCK SUBJECT TO THE PLAN

○       Authorized Number of Shares

Subject to adjustment under Section 15, the aggregate number of Shares authorized to be awarded under the Plan shall not exceed 3,275,000. Shares underlying any outstanding award granted under a Prior Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of Shares shall be available for the grant of new Awards. As provided in Section 1, no new awards shall be granted under the Prior Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise.

○       Share Counting

■       Any Award settled in cash shall not be counted as issued Shares for any purpose under the Plan.

■       If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Shares covered by such Award shall again be available for the grant of Awards.

■       If Shares issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such Shares shall again be available for the grant of Awards.

■       If Shares issuable upon exercise, vesting or settlement of an Award, or Shares owned by a Participant (which are not subject to any pledge or other security interest), are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms of the Plan and any applicable Award Agreement, such surrendered or tendered Shares shall not be available again for the grant of Awards.

■       Substitute Awards shall not be counted against the number of Shares available for the grant of Awards.

○       Award Limits

■       Incentive Stock Options

Subject to adjustment under Section 15, all Shares available for issuance under the Plan shall be available for issuance as Incentive Stock Options.

Annex A-7

■       Individual Award Limits for Section 162(m) -- Share-Based Awards

Subject to adjustment under Section 15, the maximum number of each type of Award (other than cash-based Performance Awards) granted to any Participant in any calendar year shall not exceed the following number of Shares: (i) Options and SARs: 1,000,000 Shares; and (ii) all share-based Performance Awards (including Restricted Stock, RSUs and Other Share-based Awards that are Performance Awards): 500,000 Shares.

■       Individual Award Limits for Section 162(m) -- Cash-Based Awards

The maximum amount of cash-based Performance Awards intended to qualify as Performance-Based Compensation granted to any Participant in any calendar year shall not exceed the following: (i) Annual Incentive Awards: $3,000,000; and (ii) all other cash-based Performance Awards: $3,000,000.

■       Director Awards

The maximum value of Awards granted during any calendar year to any Non-employee Director, taken together with any cash fees paid to such Non-employee Director during the calendar year and the value of awards granted to the Non-employee Director under any other equity compensation plan of the Company or an Affiliate during the calendar year, shall not exceed the following in total value (calculating the value of any Awards or other equity compensation plan awards based on the fair market value as of grant date for financial reporting purposes): (i) $600,000 for the non-employee Chair of the Board and (ii) $500,000 for each Non-employee Director other than the Chair of the Board; provided, however, that awards granted to Non-employee Directors upon their initial election to the Board or the board of directors of an Affiliate shall not be counted towards the limit under this Section 4.3.4.

●	EFFECTIVE DATE, DURATION AND AMENDMENTS

○       Term

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Stockholders. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

○       Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms applicable to Awards granted prior to the Termination Date, shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan shall, without the consent of the Participant, materially impair rights or obligations under any Award theretofore awarded.

●	AWARD ELIGIBILITY AND LIMITATIONS

○       Service Providers

Subject to this Section 6, Awards may be made to any Service Provider as the Board may determine and designate from time to time.

Annex A-8

○       Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

○       Stand-Alone, Additional, Tandem, and Substitute Awards

Awards may be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Such additional, tandem or substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another award, the Board shall have the right to require the surrender of such other award in consideration for the grant of the new Award. Subject to the requirements of applicable law, the Board may make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock).

●	AWARD AGREEMENT

The grant of any Award may be contingent upon the Participant executing an appropriate Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Nonqualified Stock Options.

●	TERMS AND CONDITIONS OF OPTIONS

○       Option Price

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date; provided, however, that in the event that a Participant is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Participant that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

○       Vesting

Subject to Section 8.3, each Option shall become exercisable at such times and under such conditions (including performance requirements) as stated in the Award Agreement.

○       Term

Each Option shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of the Option term stated in the Award Agreement not to exceed 10 years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Participant is a Ten Percent Stockholder, an Option granted to such Participant that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

Annex A-9

○       Limitations on Exercise of Option

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the Stockholders as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

○       Method of Exercise

An Option that is exercisable may be exercised by the Participant’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

○       Rights of Holders of Options

Unless otherwise provided in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him or her. Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

○       Delivery of Stock Certificates

Subject to Section 3.5, promptly after the exercise of an Option by a Participant and the payment in full of the Option Price, such Participant shall be entitled to the issuance of a stock certificate which evidences, or electronic notice of a book entry which record, his or her ownership of the Shares subject to the Option.

○       Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (i) if the Participant of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Participant become exercisable for the first time during any calendar year (under the Plan and all other plans of the Participant’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the Stockholders in a manner intended to comply with the stockholder approval requirements of Code Section 422(b)(1); provided, however, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such stockholder approval is obtained.

●	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS (SARs)

○       Right to Payment

A SAR shall confer on the Participant a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value on the Grant Date of the SAR to the extent required by Section 409A.

Annex A-10

○       Other Terms

The Board shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award and any other terms of any SAR.

○       Term of SARs

The term of a SAR granted under the Plan shall be determined by the Board; provided, however, that such term shall not exceed 10 years.

○       Payment of SAR Amount

Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company (in cash or Shares, as set forth in the Award Agreement) in an amount determined by multiplying:

(i)	the difference between the Fair Market Value on the date of exercise over the SAR Exercise Price; by

(ii)	the number of Shares with respect to which the SAR is exercised.

●	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS (RSUs)

○       Restrictions (applicable to Restricted Stock and RSUs)

At the time of grant, the Board may establish a period of time (a “Service Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or RSUs. Each Award of Restricted Stock or RSUs may be subject to a different Service Period and additional restrictions. Neither Restricted Stock nor RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Service Period or prior to the satisfaction of any other applicable restrictions.

○       Delivery of Shares (applicable to Restricted Stock and RSUs)

Subject to Section 3.5, upon the expiration or termination of any Service Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Shares of Restricted Stock or RSUs settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Participant or the Participant’s beneficiary or estate, as the case may be.

Annex A-11

○       Rights of Holders of Restricted Stock (applicable to Restricted Stock, not RSUs)

Unless otherwise provided in the applicable Award Agreement, holders of Restricted Stock shall have rights as Stockholders, including voting and dividend rights; provided, however, any dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the dividends withheld at a rate and subject to such terms as determined by the Committee. The dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such Share and, if such Share is forfeited, the Participant shall have no right to such dividends.

○       Purchase of Restricted Stock (applicable to Restricted Stock, not RSUs)

The Participant shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if so determined by the Board, in consideration for past services rendered.

○       Restricted Stock Certificates (applicable to Restricted Stock, not RSUs)

Subject to Section 3.5, the Company shall issue, in the name of each Participant to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of Shares of Restricted Stock granted to the Participant, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold any stock certificates for the Participant’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse or (ii) such certificates shall be delivered to the Participant; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

○       Rights of Holders of RSUs (applicable to RSUs, not Restricted Stock)

■       Settlement of RSUs

RSUs may be settled in cash or Shares, as set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (i) within the time period specified in Section 409A for short term deferrals or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.

■       Voting and Dividend Rights

Unless otherwise provided in the applicable Award Agreement, holders of RSUs shall not have rights as Stockholders, including voting or dividend or dividend equivalents rights. Dividend equivalent rights may be granted with respect to RSUs pursuant to Section 17.10.

Annex A-12

■       Creditor’s Rights

A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the terms of the applicable Award Agreement.

●	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

○       General Rule

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

○       Surrender of Shares

To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already-owned Shares may be authorized only at the time of grant.

○       Cashless Exercise

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

○       Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including the Company’s withholding of Shares otherwise due to the exercising Participant.

●	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

○       Performance Conditions

The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may reduce the amounts payable under any Award subject to performance conditions, except as limited under Section 12.2 in the case of Performance-Based Compensation.

Annex A-13

○       Performance Awards Granted to Designated Covered Employees

If and to the extent that the Board determines that a Performance Award to be granted to a Participant who is designated by the Board as likely to be a Covered Employee should qualify as Performance-Based Compensation, the grant, exercise or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 12.2. Notwithstanding anything herein to the contrary, the Board may provide for Performance Awards to Covered Employees that are not intended to qualify as Performance-Based Compensation.

■       Performance Goals Generally

The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Board consistent with this Section 12.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Board result in the achievement of performance goals being “substantially uncertain.” The Board may determine that Performance Awards shall be granted, exercised or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise or settlement of the Performance Awards. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, Affiliates or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices or based on year-over-year growth). To the extent consistent with the requirements of Section 162(m), the Committee may determine at the time that goals under this Section 12 are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

■       Business Criteria

One or more of the following business criteria for the Company, on a consolidated basis, or specified Affiliates or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Board in establishing performance goals for Performance Awards: (i) cash flow; (ii) earnings per share; (iii) earnings or income measures (including EBITDA)); (iv) return measures (including return on assets, capital, invested capital, equity, sales, or revenue); (v) total stockholder return; (vi) share price performance; (vii) revenue; (viii) profit margin; (ix) customer metrics (including customer satisfaction, customer retention, or customer profitability); (x) productivity; (xi) expense targets; (xii) market share; (xiii) cost control measures; (xiv) balance sheet metrics; (xv) strategic initiatives; (xvi) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xvii) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations, or other transactions; (xviii) debt levels or reduction or debt ratios; (xviv) operating efficiency; (xx) working capital targets; or (xxi) any combination of the forgoing business criteria; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income and operating income).

Annex A-14

■       Timing for Establishing Performance Goals

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to Performance Awards, or at such other date as may be required or permitted for Performance-Based Compensation.

■       Settlement of Performance Awards; Other Terms

Settlement of Performance Awards may be in cash, Shares, other Awards or other property. The Board may reduce the amount of a settlement otherwise to be made in connection with such Performance Awards.

○       Written Determinations

All determinations by the Board as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify as Performance-Based Compensation to the extent required by Section 162(m). To the extent permitted by Section 162(m), the Board may delegate any responsibility relating to Performance Awards.

○       Status of Section 12.2 Awards under Section 162(m)

It is the intent of the Company that Performance Awards under Section 12.2 granted to persons who are designated by the Board as likely to be Covered Employees within the meaning of Section 162(m) shall, if so designated by the Board, qualify as Performance-Based Compensation. Accordingly, the terms of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m). The foregoing notwithstanding, because the Board cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Board, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

●	other SHARE-based awards

○       Grant of Other Share-based Awards

Other Share-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Share-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company, including any other Company incentive compensation plan. The Board shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of Shares to be granted pursuant to such Awards, and all other terms of such Awards. Unless the Board determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Board determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

Annex A-15

○       Terms of Other Share-based Awards

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

●	REQUIREMENTS OF LAW

○       General

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Participant, any other individual exercising an Option or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Board determines that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Participant or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Participant or any other individual exercising an Option may acquire such Shares pursuant to an exemption from registration under the Securities Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. The Committee may require the Participant to sign such additional documentation, make such representations and furnish such information as it may consider appropriate in connection with the grant of Awards or issuance or delivery of Shares in compliance with applicable laws, rules and regulations.

○       Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

Annex A-16

●	EFFECT OF CHANGES IN CAPITALIZATION

○       Adjustments for Changes in Capital Structure

Subject to any required action by the Stockholders, in the event of any change in the Common Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the Stockholders in a form other than Shares (excepting normal cash dividends) that has a material effect on the Fair Market Value, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the Option Price, SAR Exercise Price or Purchase Price per Share of any outstanding Awards in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the Shares which are of the same class as the Shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of Shares subject to, and the Option Price, SAR Exercise Price or Purchase Price per Share of, the outstanding Awards shall be adjusted in a fair and equitable manner. Any fractional share resulting from an adjustment pursuant to this Section 15.1 shall be rounded down to the nearest whole number and the Option Price, SAR Exercise Price or Purchase Price per share shall be rounded up to the nearest whole cent. In no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The Board may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. Adjustments determined by the Board pursuant to this Section 15.1 shall be made in accordance with Section 409A to the extent applicable.

○       Change in Control

■       Consequences of a Change in Control

Subject to the requirements and limitations of Section 409A if applicable, the Board may provide for any one or more of the following in connection with a Change in Control, which such actions need not be the same for all Participants:

○       Accelerated Vesting. The Board may provide in any Award Agreement, or in the event of a Change in Control may take such actions as it deems appropriate to provide, for the acceleration of the exercisability, vesting or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and Shares acquired pursuant thereto upon such terms, including a Participant’s Separation from Service prior to, upon, or following such Change in Control, to such extent as determined by the Board.

○       Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section 15.2.1, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a Stockholder on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per Share consideration received by Stockholders pursuant to the Change in Control. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Board may determine such Fair Market Value as of the time of the Change in Control on the basis of the Board’s estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

Annex A-17

○       Cash-Out of Awards. The Board may, without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Board) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the exercise or purchase price per Share, if any, under such Award. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Board may determine such Fair Market Value as of the time of the Change in Control on the basis of the Board’s estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards. For avoidance of doubt, if the amount determined pursuant to this Section 15.2.1(c) for an Option or SAR is zero or less, the affected Option or SAR may be cancelled without any payment therefore.

■       Change in Control Defined

Unless otherwise provided in the applicable Award Agreement, a “Change in Control” means the consummation of any of the following events:

○       the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

○       a reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

○       a complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

○       during any period of 12 consecutive months, the Incumbent Directors cease to constitute a majority of the Board; “Incumbent Directors” means individuals who were members of the Board at the beginning of such period or individuals whose election or nomination for election to the Board by the Stockholders was approved by a vote of at least a majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Annex A-18

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

○       Adjustments

Adjustments under this Section 15 related to Shares or other securities of the Company shall be made by the Board. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

●	No Limitations on Company

The making of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

●	TERMS APPLICABLE GENERALLY TO AWARDS

○       Disclaimer of Rights

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Participant, so long as such Participant continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Participant or beneficiary under the terms of the Plan.

○       Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right or authority of the Board or its delegate to adopt such other compensation arrangements as the Board or its delegate determines desirable.

Annex A-19

○       Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Participant any federal, state or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse or exercise, the Participant shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Board, the Participant may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of Shares otherwise issuable to the Participant as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate Shares already owned by the Participant. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Participant who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

○       Other Provisions; Legends

Each Award Agreement may contain such other terms not inconsistent with the Plan as may be determined by the Board. Any stock certificates for any Shares issued under the Plan shall be subject to such stop-transfer orders and other restrictions as the Company in its sole discretion may deem advisable under the rules, regulations and other requirements of the SEC, any securities exchange on which the Common Stock may then be listed and any applicable federal or state securities law, and the Company in its sole discretion may cause a legend or legends to be placed on such certificates to make appropriate reference to such restrictions.

○       Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

○       Governing Law

The Plan shall be governed by and construed in accordance with the internal laws of the State of Florida without regard to the principles of conflicts of law thereof or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the State of Florida. For purposes of resolving any dispute that arises directly or indirectly in connection with the Plan, each Participant, by virtue of receiving an Award, shall be deemed to have submitted to and consented to the exclusive jurisdiction of the State of Florida and to have agreed that any related litigation shall be conducted solely in the courts of Broward County, Florida or the United States District Court for the Southern District of Florida, where the Plan is made and to be performed, and no other courts.

○       Section 409A

The Plan is intended to comply with Section 409A, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Participant’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s Separation from Service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A and neither the Company nor the Board shall have any liability to any Participant for such tax or penalty.

Annex A-20

○       Separation from Service

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the applicable Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Participant, the actions that will be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

○       Transferability of Awards

■       Transfers in General

Except as provided in Section 17.9.2, no Award shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan.

■       Family Transfers

If authorized in the applicable Award Agreement, a Participant may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.9.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. Following a transfer under this Section 17.9.2, any such Award shall continue to be subject to the same terms as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Participant in accordance with this Section 17.9.2 or by will or the laws of descent and distribution.

○       Dividends and Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Participant may be paid currently or may be deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value on the date that such dividend was paid to Stockholders. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award that is subject to vesting conditions (including the achievement of performance criteria) be payable before the Award has become vested.

○       Data Protection

A Participant’s acceptance of an Award shall be deemed to constitute the Participant’s acknowledgement of and consent to the collection and processing of personal data relating to the Participant so that the Company and the Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data shall include data about participation in the Plan and Shares offered or received, purchased or sold under the Plan and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.

○       Plan Construction

In the Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively; (v) all references to articles and sections are to articles and sections in the Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with GAAP.

Adopted by the Board: May 10, 2017

[Approved by the Stockholders: June 20, 2017]

Scheduled Termination Date: June 20, 2027

Annex A-21

OMINTO INC. ATTN: Matthew Cohen 1515 S. FEDERAL HIGHWAY, SITE 307 BOCA RATON, FL 33432

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS DETACH
AND RETURN THIS PORTION ONLY

 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

01 Michael Hansen	02 Gary S. Baughman		03 Gregory J. Newell		04 Mitchell C. Hill	05 Peter H. Harris
06 Jaye Connolly-LaBelle

The Board of Directors recommends you vote FOR the following proposal:							For ☐	Against ☐	Abstain ☐
2 Approval of the 2017 Omnibus Incentive Plan.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com

OMINTO INC.

Annual Meeting of Shareholders

June 20, 2017 10:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Michael Hansen and/or Matthew Cohen with the power of substitution and resubstitution to vote any and all shares of capital stock of Ominto, Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on Friday, June 20, 2017 at 10:00 a.m. local time, at the 1515 S. Federal Highway, Suite 307 Boca Raton, Florida 33432, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side